JOINT FILER INFORMATION


Name:                                   Occidental C.O.B. Partners

Address:                                110 West 7th Street
                                        P.O. Box 300
                                        Tulsa, Oklahoma 74102

Designated Filer:                       Occidental Petroleum Corporation

Issuer & Ticker Symbol:                 Premcor Inc. (PCO)

Date of Event Requiring Statement:      05/27/2005

Signature:                              OCCIDENTAL C.O.B. PARTNERS
                                        by OXY USA Inc., its managing partner


                                        By: /s/ J. R. HAVERT
                                            ------------------------------------
                                            J. R. Havert
                                            Vice President and Treasurer

                             JOINT FILER INFORMATION


Name:                                   Placid Oil Company

Address:                                10889 Wilshire Boulevard
                                        Los Angeles, California 90024

Designated Filer:                       Occidental Petroleum Corporation

Issuer & Ticker Symbol:                 Premcor Inc. (PCO)

Date of Event Requiring Statement:      05/27/2005

Signature:                              PLACID OIL COMPANY


                                        By: /s/ J. R. HAVERT
                                            ------------------------------------
                                            J. R. Havert
                                            Vice President and Treasurer

                             JOINT FILER INFORMATION


Name:                                   OXY USA Inc.

Address:                                5 Greenway Plaza
                                        Houston, Texas 77046

Designated Filer:                       Occidental Petroleum Corporation

Issuer & Ticker Symbol:                 Premcor Inc. (PCO)

Date of Event Requiring Statement:      05/27/2005

Signature:                              OXY USA INC.


                                        By: /s/ J. R. HAVERT
                                            ------------------------------------
                                            J. R. Havert
                                            Vice President and Treasurer

                             JOINT FILER INFORMATION


Name:                                   Occidental Oil and Gas Holding
                                        Corporation

Address:                                10889 Wilshire Boulevard
                                        Los Angeles, California 90024

Designated Filer:                       Occidental Petroleum Corporation

Issuer & Ticker Symbol:                 Premcor Inc. (PCO)

Date of Event Requiring Statement:      05/27/2005

Signature:                              OCCIDENTAL OIL AND GAS HOLDING
                                        CORPORATION


                                        By: /s/ J. R. HAVERT
                                            ------------------------------------
                                            J. R. Havert
                                            Vice President and Treasurer

                             JOINT FILER INFORMATION



Name:                                   Occidental Petroleum Investment Co.

Address:                                10889 Wilshire Boulevard
                                        Los Angeles, California 90024

Designated Filer:                       Occidental Petroleum Corporation

Issuer & Ticker Symbol:                 Premcor Inc. (PCO)

Date of Event Requiring Statement:      05/27/2005

Signature:                              OCCIDENTAL PETROLEUM
                                        INVESTMENT CO.


                                        By: /s/ J. R. HAVERT
                                            ------------------------------------
                                            J. R. Havert
                                            Vice President and Treasurer